ATHENE

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Financial Supplement

Second Quarter 2017

June 30, 2017

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Table of Contents

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Note to the Financial Supplement

Key Operating and Non-GAAP Measures

In addition to our results presented in accordance with GAAP, our results of operations include certain non-GAAP measures commonly used in our industry. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides information that may enhance an investor's understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures. See Non-GAAP Measure Reconciliations for the appropriate reconciliations to the GAAP measures.

Operating Income, Net of Tax

Operating income, net of tax, a commonly used operating measure in the life insurance industry, is a non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation, and other expenses. Our operating income, net of tax, equals net income available to AHL’s shareholders adjusted to eliminate the impact of the following (collectively, the “non-operating adjustments”):

•
Investment Gains (Losses), Net of Offsets - Investment gains (losses), net of offsets, consist of the realized gains and losses on the sale of AFS securities, the change in assumed modco and funds withheld reinsurance embedded derivatives, unrealized gains and losses, impairments, and other investment gains and losses. Unrealized, impairments and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the net OTTI impacts recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments and the change in unit linked reserves related to the corresponding trading securities. Investment gains and losses are net of offsets related to DAC, DSI, and VOBA amortization and changes to guaranteed living withdrawal benefits (GLWB) and guaranteed minimum death benefits (GMDB) reserves as well as the MVAs associated with surrenders or terminations of contracts.

•
Change in Fair Values of Derivatives and Embedded Derivatives - FIAs, Net of Offsets - Impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuate from period-to-period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC, DSI, and VOBA amortization and changes to GLWB and GMDB reserves.

We primarily hedge with options that align with the index terms of our FIA products (typically 1-2 years). From an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the “value of an embedded derivative” in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.

•
Integration, Restructuring, and Other Non-operating Expenses - Integration, restructuring, and other non-operating expenses consist of restructuring and integration expenses related to mergers and acquisitions as well as certain other expenses which are not part of our core operations or likely to re-occur in the foreseeable future.

•
Stock Compensation Expense - To date, stock compensation expenses associated with our share incentive plans, excluding our long term incentive plan, are not part of our core operating expenses and fluctuate from time to time due to the structure of our plans.

•	Bargain Purchase Gain - Bargain purchase gains associated with acquisitions are adjustments to net income as they are not consistent with our core operations.

•
Provision for Income Taxes - Non-operating - The non-operating income tax expense is comprised of the appropriate jurisdiction's tax rate applied to the non-operating adjustments that are subject to income tax.

We consider these non-operating adjustments to be meaningful adjustments to net income available to AHL's shareholders for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is effective in analyzing the trends in our results of operations. Together with net income available to AHL's shareholders, we believe operating income, net of tax, provides a meaningful financial metric that helps investors understand our underlying results and profitability. Operating income, net of tax, should not be used as a substitute for net income available to AHL's shareholders.

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Note to the Financial Supplement

ROE Excluding AOCI and Operating ROE Excluding AOCI

ROE excluding AOCI and operating ROE excluding AOCI are non-GAAP measures used to evaluate our financial performance excluding the impacts of AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Once we have reinvested acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Accordingly, we believe using measures which exclude AOCI is useful in analyzing the trends of our operations. To enhance the ability to analyze these measures across periods, interim periods are annualized. ROE excluding AOCI and operating ROE excluding AOCI should not be used as a substitute for ROE. However, we believe the adjustments to equity are significant to gaining an understanding of our overall results of operations.

Operating Earnings Per Share - Operating Diluted Class A, Weighted Average Shares Outstanding - Operating Diluted Class A Common Shares and Book Value Per Share Excluding AOCI

Operating earnings per share - operating diluted Class A, weighted average shares outstanding - operating diluted Class A common shares and book value per share excluding AOCI are non-GAAP measures used to evaluate our financial performance and financial condition. The non-GAAP measures adjust the number of shares included in the corresponding GAAP measures to reflect the conversion or settlement of all shares and other stock-based awards outstanding. We believe using these measures represent an economic view of our share counts and provide a simplified and consistent view of our outstanding shares. Operating earnings per share - operating diluted Class A is calculated as the operating income, net of tax over the weighted average shares outstanding - operating diluted Class A common shares. Book value per share excluding AOCI is calculated as the ending AHL shareholders' equity excluding AOCI divided by the operating diluted Class A common shares outstanding. Our Class B common shares are economically equivalent to Class A common shares and can be converted to Class A common shares on a one-for-one basis at any time. Our Class M common shares are in the legal form of shares but economically function as options as they are convertible into Class A shares after vesting and settlement of the conversion price. In calculating Class A diluted earnings per share on a GAAP basis, we are required to apply sequencing rules to determine the dilutive impacts, if any, of our Class B common shares, Class M common shares and any other stock-based awards. To the extent our Class B common shares, Class M common shares and/or any other stock-based awards are not dilutive they are excluded. Weighted average shares outstanding - operating diluted Class A common shares and operating diluted Class A common shares outstanding assume conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares on a one-for-one basis, the impacts of all Class M common shares net of the conversion price and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. For certain historical periods, Class M shares were not included due to issuance restrictions which were contingent upon our IPO. Operating earnings per share - operating diluted Class A, weighted average shares outstanding - operating diluted Class A common shares and book value per share excluding AOCI should not be used as a substitute for basic earnings per share - Class A common shares, basic weighted average shares outstanding - Class A or book value per share. However, we believe the adjustments to the shares and equity are significant to gaining an understanding of our overall results of operations and financial condition.

Retirement Services Net Investment Earned Rate, Cost of Crediting and Investment Margin on Deferred Annuities

Investment margin is a key measurement of the financial health of our Retirement Services core deferred annuities. Investment margin on our deferred annuities is generated from the excess of our net investment earned rate over the cost of crediting to our policyholders. Net investment earned rate is a key measure of investment returns and cost of crediting is a key measure of the policyholder benefits on our deferred annuities.

Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our invested assets divided by the average invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to arrive at our net investment earned rate add alternative investment gains and losses, gains and losses related to trading securities for CLOs, net VIE impacts (revenues, expenses and noncontrolling interest) and the change in reinsurance embedded derivatives. We include the income and assets supporting our assumed reinsurance by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of reinsurance embedded derivatives. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.

Cost of crediting is the interest credited to the policyholders on our fixed strategies as well as the option costs on the index annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. The interest credited on fixed strategies and option costs on index annuity strategies are divided by the average account value of our deferred annuities. Under GAAP, deposits and withdrawals for fixed indexed and fixed rate annuities are reported as deposit liabilities (or policyholder funds). Our average account values are averaged over the number of quarters in the relevant period to obtain our cost of crediting for such period. To enhance the ability to analyze these measures across periods, interim periods are annualized.

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Note to the Financial Supplement

Net investment earned rate, cost of crediting and investment margin on deferred annuities are non-GAAP measures we use to evaluate the profitability of our core deferred annuities business. Deferred annuities include our fixed rate annuities and FIAs, which account for approximately 80% of our Retirement Services reserve liabilities as of December 31, 2016. We believe measures like net investment earned rate, cost of crediting and investment margin on deferred annuities are effective in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate, cost of crediting and investment margin on deferred annuities are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income and interest sensitive contract benefits presented under GAAP.

Invested Assets

In managing our business we analyze invested assets, which do not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Invested assets represent the investments that directly back our policyholder liabilities as well as surplus assets. Invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) the consolidated VIE assets, liabilities and noncontrolling interest, (f) net investment payables and receivables and (g) policy loans ceded (which offset the direct policy loans in total investments). Invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Our invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period.

Reserve Liabilities

In managing our business we also analyze reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Reserve liabilities represents our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Reserve liabilities includes (a) the interest sensitive contract liabilities, (b) future policy benefits, (c) dividends payable to policyholders, and (d) other policy claims and benefits, offset by reinsurance recoverables, excluding policy loans ceded. Reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and therefore we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction.

Sales

Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of understanding our business performance. Our sales statistics include fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers).

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Financial Highlights
Unaudited (In millions, except percentages and per share data)

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
		Deposits
$2,734	$1,806	Retail sales	$1,635	$1,099	$1,492	$2,011	$1,143
380	2,230	Flow reinsurance	214	166	348	871	1,318
1,700	—	Funding agreements	1,050	650	—	—	—
327	—	Pension risk transfer	327	—	—	—	—
$5,141	$4,036	Total deposits	$3,226	$1,915	$1,840	$2,882	$2,461

		Consolidated results of operations
$710	$278	Net income	$326	$384	$364	$126	$193
546	331	Operating income, net of taxes	280	266	280	117	179

18.7%	9.4%	ROE	16.4%	21.3%	20.9%	7.6%	12.8%
20.7%	9.7%	ROE excluding AOCI	18.4%	23.0%	23.1%	8.4%	13.4%
15.9%	11.6%	Operating ROE excluding AOCI	15.9%	15.9%	17.7%	7.9%	12.4%

		Retirement Services
$542	$393	Operating income, net of taxes	$267	$275	$242	$142	$196
22.5%	19.2%	Operating ROE excluding AOCI	21.4%	23.7%	21.6%	13.0%	18.8%

		Earnings per share
$3.66	$1.50	Basic[1]	$1.66	$2.00	$1.92	$0.68	$1.04
$3.59	$1.49	Diluted - Class A2	$1.65	$1.92	$1.78	$0.68	$1.04
$2.79	$1.78	Operating earnings per share - operating diluted Class A3	$1.43	$1.36	$1.43	$0.64	$0.96

		Book Value per share:
$42.20	$34.57	Book value per share	$42.20	$39.07	$35.66	$37.77	$34.57
$36.72	$31.40	Book value per share, excluding AOCI[3]	$36.72	$34.99	$33.05	$31.54	$31.40

		Balance sheet items:
$93,594	$84,295	Total assets	$93,594	$89,193	$86,699	$86,996	$84,295
76,279	69,859	Invested assets	76,279	73,563	71,834	71,602	69,859
85,310	77,868	Total liabilities	85,310	81,632	79,840	79,964	77,868
75,290	68,336	Reserve liabilities	75,290	72,225	70,974	70,916	68,336
8,284	6,426	Total Athene Holding Ltd. shareholders' equity	8,284	7,561	6,858	7,031	6,426
7,224	5,857	Athene Holding Ltd. shareholders' equity excluding AOCI	7,224	6,888	6,491	6,111	5,857
—%	—%	Debt to equity (excluding AOCI) ratio	—%	—%	—%	—%	—%

		Share data:
194.1	186.0	Weighted average shares outstanding - basic[1]	195.7	192.5	189.2	185.8	186.0
95.6	50.1	Weighted average shares outstanding - diluted - Class A common shares[2]	109.0	81.3	63.9	49.9	50.1
195.8	186.1	Weighted average shares outstanding - operating diluted Class A common shares[3]	195.9	195.6	194.2	185.9	186.1
196.3	185.9	Common shares outstanding[4]	196.3	193.5	192.3	185.9	185.9
196.7	186.5	Operating diluted Class A common shares outstanding[3]	196.7	196.8	196.4	193.8	186.5
* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on operating income, net of taxes, ROE excluding AOCI, operating ROE excluding AOCI and book value per share excluding AOCI.
1 Basic earnings per share, including basic weighted average shares outstanding, includes all classes eligible to participate in dividends for each period presented.
2 Diluted earnings per share on a GAAP basis for Class A common shares, including diluted Class A weighted average shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards.
3 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. For September 30, 2016 and prior, Class M shares were not included due to issuance restrictions which were contingent upon our IPO, except for the Class M share agreements impacted by the modification as of September 30, 2016.
4 Represents common shares outstanding for all classes eligible to participate in dividends for each period presented.

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Capitalization and Equity
Unaudited (In millions, except percentages)

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
		Capitalization
$—	$—	Total debt[1]	$—	$—	$—	$—	$—
8,284	6,426	Total Athene Holding Ltd. shareholders' equity	8,284	7,561	6,858	7,031	6,426
8,284	6,426	Total capitalization	8,284	7,561	6,858	7,031	6,426
1,060	569	Less: AOCI	1,060	673	367	920	569
$7,224	$5,857	Total capitalization excluding AOCI	$7,224	$6,888	$6,491	$6,111	$5,857

		Equity by segment
$5,165	$4,232	Retirement Services	$5,165	$4,817	$4,448	$4,542	$4,232
2,059	1,625	Corporate and Other	2,059	2,071	2,043	1,569	1,625
7,224	5,857	Total AHL shareholders' equity excluding AOCI	7,224	6,888	6,491	6,111	5,857
1,060	569	AOCI	1,060	673	367	920	569
$8,284	$6,426	Total AHL shareholders' equity	$8,284	$7,561	$6,858	$7,031	$6,426

—%	—%	Debt to equity (excluding AOCI) ratio	—%	—%	—%	—%	—%
1 Total debt does not include debt within a consolidated VIE.

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	June 30, 2017	December 31, 2016
Assets
Investments:
Available-for-sale securities, at fair value
Fixed maturity securities	$56,813	$52,033
Equity securities	429	353
Trading securities, at fair value	2,692	2,581
Mortgage loans, net of allowances	6,024	5,470
Investment funds	697	689
Policy loans	579	602
Funds withheld at interest	6,834	6,538
Derivative assets	1,808	1,370
Real estate	597	542
Short-term investments, at fair value	106	189
Other investments	91	81
Total investments	76,670	70,448
Cash and cash equivalents	3,478	2,445
Restricted cash	105	57
Investments in related parties
Available-for-sale securities, at fair value
Fixed maturity securities	337	335
Equity securities	—	20
Trading securities, at fair value	166	195
Investment funds	1,260	1,198
Short-term investments, at fair value	28	—
Other investments	238	237
Accrued investment income	566	554
Reinsurance recoverable	5,958	6,001
Deferred acquisition costs, deferred sales inducements and value of business acquired	2,886	2,940
Current income tax recoverable	29	107
Deferred tax assets	55	372
Other assets	824	869
Assets of consolidated variable interest entities
Investments
Available-for-sale securities, at fair value
Equity securities - related party	206	161
Trading securities, at fair value - related party	185	167
Investment funds	595	573
Cash and cash equivalents	2	14
Other assets	6	6
Total assets	$93,594	$86,699
		(Continued)

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	June 30, 2017	December 31, 2016
Liabilities and Equity
Liabilities
Interest sensitive contract liabilities	$64,911	$61,532
Future policy benefits	15,481	14,592
Other policy claims and benefits	205	217
Dividends payable to policyholders	980	974
Derivative liabilities	63	40
Payables for collateral on derivatives	1,860	1,383
Funds withheld liability	391	380
Other liabilities	1,374	688
Liabilities of consolidated variable interest entities	45	34
Total liabilities	85,310	79,840
Equity
Common Stock	—	—
Additional paid-in-capital	3,452	3,421
Retained earnings	3,772	3,070
Accumulated other comprehensive income	1,060	367
Total Athene Holding Ltd. shareholders' equity	8,284	6,858
Noncontrolling interests	—	1
Total equity	8,284	6,859
Total liabilities and equity	$93,594	$86,699
		(Concluded)

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Consolidated Statements of Income
Unaudited (In millions)

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
		Revenue:
$431	$120	Premiums	$379	$52	$35	$85	$60
166	135	Product charges	85	81	75	71	69
1,607	1,394	Net investment income	821	786	777	743	700
1,142	143	Investment related gains (losses)	460	682	129	380	227
		Other-than-temporary impairment investment losses
(12)	(24)	Other-than-temporary impairment losses	(12)	—	(1)	(7)	(2)
—	3	Other-than-temporary impairment losses recognized in other comprehensive income	1	(1)	(2)	1	(9)
(12)	(21)	Net other-than-temporary impairment losses	(11)	(1)	(3)	(6)	(11)
16	17	Other revenues	8	8	9	8	9
		Revenues related to consolidated variable interest entities
20	33	Net investment income	10	10	27	7	22
12	(54)	Investment related gains (losses)	11	1	17	(16)	(31)
3,382	1,767	Total revenues	1,763	1,619	1,066	1,272	1,045
		Benefits and expenses:
1,245	590	Interest sensitive contract benefits	553	692	215	491	335
29	6	Amortization of deferred sales inducements	11	18	20	13	2
792	482	Future policy and other policy benefits	578	214	186	391	258
171	90	Amortization of deferred acquisition costs and value of business acquired	67	104	108	120	61
81	30	Dividends to policyholders	49	32	(28)	35	13
321	267	Policy and other operating expenses	168	153	180	180	163
—	9	Operating expenses of consolidated variable interest entities	—	—	—	4	5
2,639	1,474	Total benefits and expenses	1,426	1,213	681	1,234	837
743	293	Income before income taxes	337	406	385	38	208
33	15	Income tax expense (benefit)	11	22	21	(88)	15
710	278	Net income	326	384	364	126	193
—	—	Less: Net income attributable to noncontrolling interests	—	—	—	—	—
$710	$278	Net income available to Athene Holding Ltd. shareholders	$326	$384	$364	$126	$193

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Segment Results of Operations
Unaudited (In millions, except per share data)

Results of operations by segment

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
		Operating income, net of tax by segment
$542	$393	Retirement Services	$267	$275	$242	$142	$196
4	(62)	Corporate and Other	13	(9)	38	(25)	(17)
546	331	Operating income, net of tax	280	266	280	117	179

35	19	Realized gains (losses) on sale of AFS securities	24	11	40	18	11
(12)	(24)	Unrealized, impairments, and other investment gains (losses)	(15)	3	(20)	(12)	3
133	71	Assumed modco and funds withheld reinsurance embedded derivatives	65	68	(76)	73	74
(41)	(26)	Offsets to investment gains (losses)	(16)	(25)	5	(21)	(27)
115	40	Investment gains (losses), net of offsets	58	57	(51)	58	61
109	(87)	Change in fair values of derivatives and embedded derivatives - FIAs, net of offsets	15	94	183	(1)	(18)
(20)	(6)	Integration, restructuring and other non-operating expenses	(11)	(9)	(14)	(2)	(5)
(23)	(13)	Stock compensation expense	(13)	(10)	(23)	(46)	(28)
(17)	13	Income tax (expense) benefit - non-operating	(3)	(14)	(11)	—	4
164	(53)	Total non-operating adjustments	46	118	84	9	14
$710	$278	Net income available to AHL shareholders	$326	$384	$364	$126	$193

$2.79	$1.78	Operating income, net of tax – per operating dilutive Class A common share	$1.43	$1.36	$1.43	$0.64	$0.96

0.18	0.10	Realized gains (losses) on sale of AFS securities	0.12	0.07	0.21	0.09	0.05
(0.06)	(0.13)	Unrealized, impairments, and other investment gains (losses)	(0.08)	0.02	(0.10)	(0.07)	0.02
0.68	0.39	Assumed modco and funds withheld reinsurance embedded derivatives	0.34	0.34	(0.39)	0.40	0.40
(0.21)	(0.14)	Offsets to investment gains (losses)	(0.09)	(0.13)	0.03	(0.11)	(0.14)
0.59	0.22	Investment gains (losses), net of offsets	0.29	0.30	(0.25)	0.31	0.33
0.56	(0.47)	Change in fair values of derivatives and embedded derivatives - FIAs, net of offsets	0.08	0.48	0.95	—	(0.10)
(0.10)	(0.03)	Integration, restructuring and other non-operating expenses	(0.06)	(0.05)	(0.07)	(0.02)	(0.02)
(0.12)	(0.07)	Stock compensation expense	(0.07)	(0.05)	(0.10)	(0.25)	(0.16)
(0.09)	0.07	Income tax (expense) benefit - non-operating	(0.02)	(0.07)	(0.07)	0.01	0.03
0.84	(0.28)	Total non-operating adjustments	0.22	0.61	0.46	0.05	0.08
0.03	—	Effect of items convertible to or settled in Class A common shares	0.01	0.03	0.03	(0.01)	—
$3.66	$1.50	Basic earnings per share – Class A common shares	$1.66	$2.00	$1.92	$0.68	$1.04

* Please refer to Note to the Financial Supplement section for discussion on operating income, net of taxes.

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Segment Results of Operations
Unaudited (In millions, except per share data)

Consolidated summary of operating income, net of tax

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
$1,519	$1,347	Fixed income and other investment income	$774	$745	$725	$695	$664
180	59	Alternative investment income	111	69	122	82	60
1,699	1,406	Net investment earnings	885	814	847	777	724
(527)	(496)	Cost of crediting on deferred annuities	(264)	(263)	(264)	(259)	(253)
(456)	(411)	Other liability costs[1]	(253)	(203)	(219)	(421)	(202)
(154)	(140)	Operating expenses	(80)	(74)	(74)	(68)	(71)
562	359	Operating income, before tax	288	274	290	29	198
(16)	(28)	Income tax (expense) benefit - operating income	(8)	(8)	(10)	88	(19)
$546	$331	Operating income, net of tax	$280	$266	$280	$117	$179

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on operating income, net of taxes.
1 Other liability costs include DAC, DSI and VOBA amortization and change in GLWB and GMDB reserves for all products, the cost of liabilities on products other than deferred annuities including offsets for premiums, product charges and other revenues.

Retirement Services summary of operating income, net of tax

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
$1,451	$1,293	Fixed income and other investment income	$739	$712	$694	$664	$636
150	108	Alternative investment income	82	68	104	90	72
1,601	1,401	Net investment earnings	821	780	798	754	708
(527)	(496)	Cost of crediting on deferred annuities	(264)	(263)	(264)	(259)	(253)
(406)	(385)	Other liability costs	(225)	(181)	(223)	(389)	(194)
(106)	(100)	Operating expenses	(54)	(52)	(56)	(50)	(51)
562	420	Operating income, before tax	278	284	255	56	210
(20)	(27)	Income tax (expense) benefit - operating income	(11)	(9)	(13)	86	(14)
$542	$393	Operating income, net of tax	$267	$275	$242	$142	$196

Corporate and Other summary of operating income, net of tax

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
$68	$54	Fixed income and other investment income	$35	$33	$31	$31	$28
30	(49)	Alternative investment income	29	1	18	(8)	(12)
98	5	Net investment earnings	64	34	49	23	16
—	—	Cost of crediting on deferred annuities	—	—	—	—	—
(50)	(26)	Other liability costs	(28)	(22)	4	(32)	(8)
(48)	(40)	Operating expenses	(26)	(22)	(18)	(18)	(20)
—	(61)	Operating income, before tax	10	(10)	35	(27)	(12)
4	(1)	Income tax (expense) benefit - operating income	3	1	3	2	(5)
$4	$(62)	Operating income, net of tax	$13	$(9)	$38	$(25)	$(17)

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Retirement Services Product Summary
Unaudited (In millions, except percentages)

Retirement Services investment margin on deferred annuities (a non-GAAP measure)

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
4.80%	4.58%	Net investment earned rate	4.85%	4.76%	4.93%	4.75%	4.58%
1.90%	1.97%	Cost of crediting on deferred annuities	1.89%	1.91%	1.95%	1.96%	1.99%
2.90%	2.61%	Investment margin on deferred annuities	2.96%	2.85%	2.98%	2.79%	2.59%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on investment margin, net investment earned rate and cost of crediting on deferred annuities. Investment margin on deferred annuities is net of ceded reinsurance activity.

Summary of net investment earned rate

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
4.53%	4.40%	Fixed income and other investments	4.55%	4.52%	4.47%	4.36%	4.28%
11.48%	9.02%	Alternative investments	12.28%	10.59%	16.25%	14.26%	11.82%
4.80%	4.58%	Total net investment earned rate	4.85%	4.76%	4.93%	4.75%	4.58%

$1,451	$1,293	Fixed income and other investment income	$739	$712	$694	$664	$636
150	108	Alternatives investment income	82	68	104	90	72
$1,601	$1,401	Total net investment earnings	$821	$780	$798	$754	$708

		Average invested assets
$64,038	$58,762	Fixed income and other investments	$64,955	$62,982	$62,100	$61,120	$59,353
2,597	2,406	Alternative investments	2,622	2,594	2,543	2,521	2,451
$66,635	$61,168	Total average invested assets	$67,577	$65,576	$64,643	$63,641	$61,804

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net investment earned rate and invested assets.
* The investment results above are presented net of investment management fees.

Summary of cost of crediting on deferred annuities

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
$277	$263	FIA option costs	$140	$137	$136	$135	$133
250	233	Fixed interest credited to policyholders	124	126	128	124	120
$527	$496	Cost of crediting on deferred annuities	$264	$263	$264	$259	$253
1.90%	1.97%	Cost of crediting on deferred annuities rate	1.89%	1.91%	1.95%	1.96%	1.99%

$55,627	$50,297	Average account value on deferred annuities	$56,001	$55,154	$54,358	$52,739	$50,817

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Deferred annuities account value rollforward

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
$54,880	$49,257	Account value at beginning of period	$55,429	$54,880	$53,837	$51,640	$49,994
3,194	4,095	Deposits[1]	1,886	1,308	1,878	2,914	2,497
80	84	Premium and interest bonuses	44	36	56	60	47
925	338	Fixed and index credits to policyholders	464	461	304	268	174
(2,377)	(2,034)	Surrenders and benefits paid	(1,183)	(1,194)	(1,135)	(990)	(1,020)
(128)	(100)	Fee and product charges	(66)	(62)	(60)	(55)	(52)
$56,574	$51,640	Account value at end of period	$56,574	$55,429	$54,880	$53,837	$51,640

* The account value rollforwards on deferred annuities include our fixed rate and fixed indexed annuities and are net of ceded reinsurance activity.
1 Deposits equal deposits from our retail and flow reinsurance channels as well as renewal deposits on older blocks of business and annuitizations.

Surrender charge protection and account values by product type

	Surrender Charge			Net Account Value
	Average years at issue	Average years remaining	Average percent remaining	Dollars	Percent of Total
Fixed index annuities	10.2	5.3	8.0%	$43,337	76.6%
Single-year fixed rate guaranteed annuities	7.1	1.9	3.0%	7,981	14.1%
Multi-year fixed rate guaranteed annuities	5.3	3.7	8.0%	5,256	9.3%
Total				$56,574	100.0%

Summary of surrender charge percentages

		Net account value
	Surrender charge (gross)	Percent of Total	Surrender charge (net of MVA)	Percent of Total
No surrender charge	$8,065	14.3%	$8,065	14.3%
0.0% < 2.0%	226	0.4%	701	1.2%
2.0% < 4.0%	1,211	2.1%	3,293	5.8%
4.0% < 6.0%	4,008	7.1%	8,936	15.8%
6.0% < 8.0%	11,941	21.1%	8,219	14.5%
8.0% < 10.0%	14,591	25.8%	9,845	17.4%
10.0% or greater	16,532	29.2%	17,515	31.0%
	$56,574	100.0%	$56,574	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		7.4%	0.2%	7.6%

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Surrender charge expiration by year

Years of surrender charge remaining	Deferred annuities account value	Percent of total	Average surrender charge percent (gross of MVA)
No Surrender Charge	$8,065	14.3%	—%
> 0 to less than 2	9,468	16.7%	5.1%
2 to less than 4	11,546	20.4%	7.4%
4 to less than 6	10,936	19.3%	8.8%
6 to less than 8	6,009	10.6%	10.1%
8 to less than 10	6,961	12.3%	11.3%
10 to less than 12	2,521	4.5%	14.1%
12 or greater	1,068	1.9%	14.9%
	$56,574	100.0%

Minimum guarantees on deferred annuities

	At minimum guarantees	Total account value	Percent of total account value at minimum guarantees
Fixed indexed annuities	$15,806	$43,337	36.5%
Fixed rate annuities	6,515	13,237	49.2%
Total deferred annuities	$22,321	$56,574	39.5%

			June 30, 2017
Distance to guarantees[1]			80 - 90

1 Distance to guarantees is the difference between the current crediting rates and the contractual guaranteed minimum crediting rates on our deferred annuities. The distance to guarantees includes the minimum guarantees on all of our deferred annuities, including those with crediting rates already at their minimum guarantees.

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Consolidated Reserve Liabilities
Unaudited (In millions, except percentages)

Consolidated reserve liabilities

	June 30, 2017		December 31, 2016
	Dollars	Percent of Total	Dollars	Percent of Total
Fixed indexed annuities	$45,800	60.8%	$43,527	61.3%
Fixed rate annuities	13,479	17.9%	13,490	19.0%
Total deferred annuities	59,279	78.7%	57,017	80.3%
Payout annuities	5,671	7.5%	5,443	7.6%
Funding agreements	2,568	3.4%	1,109	1.6%
Life and other (excluding German products)	2,201	3.0%	2,176	3.1%
Retirement Services reserve liabilities	69,719	92.6%	65,745	92.6%
Germany products	5,737	7.6%	5,381	7.6%
Intersegment eliminations	(166)	(0.2)%	(152)	(0.2)%
Total reserve liabilities	$75,290	100.0%	$70,974	100.0%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on reserve liabilities.

Reserve liability rollforward

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
$65,745	$59,854	Retirement Services reserve liabilities - beginning	$67,013	$65,745	$65,097	$62,651	$60,710
5,366	4,217	Deposits[1]	3,307	2,059	1,884	2,979	2,537
(3,078)	(2,635)	Withdrawals	(1,408)	(1,670)	(1,351)	(1,413)	(1,282)
1,686	1,215	Other reserve changes	807	879	115	880	686
69,719	62,651	Retirement Services reserve liabilities - ending	69,719	67,013	65,745	65,097	62,651
5,737	5,846	Germany reserve liabilities	5,737	5,367	5,381	5,982	5,846
(166)	(161)	Intersegment eliminations	(166)	(155)	(152)	(163)	(161)
$75,290	$68,336	Consolidated reserve liabilities - ending	$75,290	$72,225	$70,974	$70,916	$68,336

1 Deposits equal deposits from our retail, flow reinsurance and institutional channels as well as premiums and deposits for life and products other than deferred annuities or our institutional products, renewal deposits on older blocks of business and annuitizations.

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investments and investments in related parties summary

	June 30, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Available for sale securities at fair value:
Fixed maturity securities:
U.S. government and agencies	$57	0.1%	$60	0.1%
U.S. state, municipal and political subdivisions	1,156	1.5%	1,140	1.6%
Foreign governments	2,213	2.8%	2,235	3.1%
Corporate	33,220	42.2%	30,020	41.4%
CLO	5,170	6.6%	4,822	6.7%
RMBS	9,528	12.1%	8,973	12.4%
CMBS	1,865	2.4%	1,847	2.5%
ABS	3,604	4.6%	2,936	4.0%
Equity securities	429	0.5%	353	0.5%
Trading securities, at fair value	2,692	3.4%	2,581	3.6%
Mortgage loans, net of allowances	6,024	7.7%	5,470	7.5%
Investment funds	697	0.9%	689	1.0%
Policy loans	579	0.7%	602	0.8%
Funds withheld at interest	6,834	8.7%	6,538	9.0%
Derivative assets	1,808	2.3%	1,370	1.9%
Real estate	597	0.8%	542	0.7%
Short-term investments	106	0.1%	189	0.3%
Other investments	91	0.1%	81	0.1%
Total investments	76,670	97.5%	70,448	97.2%
Investment in related parties:
Available for sale securities at fair value:
Fixed maturity securities	337	0.4%	335	0.5%
Equity securities	—	—%	20	—%
Trading securities, at fair value	166	0.2%	195	0.3%
Investment funds	1,260	1.6%	1,198	1.7%
Short term investments	28	—%	—	—%
Other investments	238	0.3%	237	0.3%
Total related party investments	2,029	2.5%	1,985	2.8%
Total investments, including related parties	$78,699	100.0%	$72,433	100.0%

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Fixed maturity securities by sector

	June 30, 2017			December 31, 2016
	Amortized Cost	Fair Value	Percent of Total	Amortized Cost	Fair Value	Percent of Total
Corporate:
Industrial other[1]	$10,848	$11,275	19.6%	$10,417	$10,645	20.3%
Financial	10,087	10,495	18.4%	8,957	9,156	17.5%
Utilities	7,162	7,347	12.9%	6,512	6,588	12.6%
Communication	2,292	2,382	4.2%	2,182	2,235	4.3%
Transportation	1,668	1,721	3.0%	1,365	1,396	2.7%
Total corporate	32,057	33,220	58.1%	29,433	30,020	57.4%
Other government-related securities
U.S. state, municipal and political subdivisions	1,010	1,156	2.0%	1,024	1,140	2.2%
Foreign governments	2,133	2,213	3.9%	2,098	2,235	4.3%
U.S. government and agencies	58	57	0.1%	59	60	0.1%
Total non-structured securities	35,258	36,646	64.1%	32,614	33,455	64.0%
Structured securities:
CLO	5,441	5,453	9.5%	5,234	5,101	9.7%
ABS	3,651	3,658	6.4%	3,037	2,992	5.7%
CMBS	1,828	1,865	3.3%	1,835	1,847	3.5%
RMBS
Agency	97	99	0.2%	110	112	0.2%
Non-agency	8,834	9,429	16.5%	8,621	8,861	16.9%
Total structured securities	19,851	20,504	35.9%	18,837	18,913	36.0%
Total fixed maturity securities, including related parties	$55,109	$57,150	100.0%	$51,451	$52,368	100.0%

1 Includes securities within various industry segments including capital goods, basic industry, consumer cyclical, consumer non-cyclical, industrial, and technology.

Credit quality of fixed maturity securities

	June 30, 2017		December 31, 2016
	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1	$31,587	55.4%	$30,211	57.7%
2	21,721	38.0%	18,617	35.5%
Total investment grade	53,308	93.4%	48,828	93.2%
3	3,079	5.4%	2,812	5.4%
4	654	1.1%	622	1.2%
5	83	0.1%	82	0.2%
6	26	—%	24	—%
Total below investment grade	3,842	6.6%	3,540	6.8%
Total fixed maturity securities, including related parties	$57,150	100.0%	$52,368	100.0%

* Germany fixed maturity securities, including related parties applying NRSRO ratings to map to NAIC ratings.

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

	June 30, 2017		December 31, 2016
	Fair Value	Percent of Total	Fair Value	Percent of Total
NRSRO rating agency designation
AAA/AA/A	$19,574	34.3%	$18,791	35.9%
BBB	20,868	36.4%	18,002	34.4%
Non-rated[1]	6,657	11.6%	5,650	10.8%
Total investment grade[2]	47,099	82.3%	42,443	81.1%
BB	3,244	5.7%	3,286	6.3%
B	1,291	2.3%	1,372	2.6%
CCC	2,674	4.7%	2,374	4.5%
CC and lower	2,219	3.9%	2,404	4.6%
Non-rated [1]	623	1.1%	489	0.9%
Total below investment grade	10,051	17.7%	9,925	18.9%
Total fixed maturity securities, including related parties	$57,150	100.0%	$52,368	100.0%

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security's respective NAIC rating.
2 We view the NAIC ratings methodology as the most appropriate way to view our fixed maturity portfolio from a ratings perspective since a large portion of our holdings were purchased at a significant discount to par. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC ratings methodology considers our investment and amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of default of the security.

Credit quality of residential mortgage backed securities

	June 30, 2017				December 31, 2016
	Principal Amount	Amortized Cost	Fair Value	Percent of Total	Principal Amount	Amortized Cost	Fair Value	Percent of Total
NAIC designation
1	$10,086	$8,533	$9,116	95.7%	$9,960	$8,414	$8,652	96.4%
2	172	148	153	1.6%	152	141	140	1.6%
Total investment grade	10,258	8,681	9,269	97.3%	10,112	8,555	8,792	98.0%
3	172	159	164	1.7%	104	92	96	1.1%
4	55	43	46	0.5%	31	29	29	0.3%
5	47	46	47	0.5%	54	53	54	0.6%
6	3	2	2	—%	2	2	2	—%
Total below investment grade	277	250	259	2.7%	191	176	181	2.0%
Total	$10,535	$8,931	$9,528	100.0%	$10,303	$8,731	$8,973	100.0%

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Mortgage loans by property type and region

	June 30, 2017		December 31, 2016
	Net Carrying Value	Percent of Total	Net Carrying Value	Percent of Total
Property type
Office building	$1,277	21.2%	$1,217	22.2%
Retail	1,113	18.5%	1,135	20.7%
Hotels	1,040	17.2%	1,025	18.7%
Industrial	787	13.1%	742	13.6%
Apartment	536	8.9%	616	11.3%
Other commercial [1]	445	7.4%	397	7.3%
Total commercial mortgage loans	5,198	86.3%	5,132	93.8%
Residential loans	826	13.7%	338	6.2%
Total mortgage loans, net of allowances	$6,024	100.0%	$5,470	100.0%

US Region:
East North Central	$576	9.6%	$450	8.2%
East South Central	147	2.4%	158	2.9%
Middle Atlantic	769	12.8%	628	11.5%
Mountain	609	10.1%	543	9.9%
New England	186	3.1%	194	3.5%
Pacific	895	14.9%	833	15.2%
South Atlantic	1,113	18.4%	1,284	23.5%
West North Central	285	4.7%	306	5.6%
West South Central	541	9.0%	662	12.1%
Total US Region	5,121	85.0%	5,058	92.4%
International Region	77	1.3%	74	1.4%
Total commercial mortgage loans	5,198	86.3%	5,132	93.8%
Residential loans	826	13.7%	338	6.2%
Total mortgage loans, net of allowances	$6,024	100.0%	$5,470	100.0%

1 Other commercial loans include investments in nursing homes, parking garages, restaurants, mobile home parks and other commercial properties.

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investment funds including related party

	June 30, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Investment funds
Private equity	$244	9.6%	$268	10.9%
Mortgage and real estate	155	6.1%	118	4.8%
Natural resources	5	0.2%	5	0.2%
Hedge funds	66	2.6%	72	2.9%
Credit funds	227	8.9%	226	9.2%
Total investment funds	697	27.4%	689	28.0%
Investment funds - related parties
Private equity - A-A Mortgage	389	15.2%	343	13.9%
Private equity	167	6.5%	131	5.3%
Mortgage and real estate	231	9.1%	247	10.1%
Natural resources	67	2.6%	49	2.0%
Hedge funds	156	6.1%	192	7.8%
Credit funds	250	9.8%	236	9.6%
Total investment funds - related parties	1,260	49.3%	1,198	48.7%
Total investment funds - assets of consolidated VIEs
Private equity - MidCap [1]	528	20.7%	524	21.3%
Credit funds	34	1.3%	38	1.6%
Mortgage and real assets	33	1.3%	11	0.4%
Total investment funds - assets of consolidated VIEs	595	23.3%	573	23.3%
Total investment funds, including related parties and VIEs	$2,552	100.0%	$2,460	100.0%

1 Midcap is an underlying investment of one of our consolidated VIE investment funds.

Funds withheld at interest

	June 30, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed maturity securities
U.S. state, municipal and political subdivisions	$117	1.7%	$118	1.8%
Corporate	1,963	28.8%	1,800	27.6%
CLO	732	10.7%	591	9.0%
ABS	793	11.6%	736	11.3%
CMBS	273	4.0%	292	4.5%
RMBS	1,621	23.7%	1,551	23.7%
Equity securities	29	0.4%	29	0.4%
Mortgage loans	851	12.5%	773	11.8%
Investment funds	308	4.5%	329	5.0%
Derivative assets	58	0.8%	53	0.8%
Short-term investments	8	0.1%	80	1.2%
Cash and cash equivalents	123	1.8%	105	1.6%
Other assets and liabilities	(42)	(0.6)%	81	1.3%
Total funds withheld at interest	$6,834	100.0%	$6,538	100.0%

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Invested assets summary

	June 30, 2017				December 31, 2016
	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value	Total Invested Asset Value[1]	Percent of Total	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value	Total Invested Asset Value[1]	Percent of Total
Corporate	$33,522	$1,734	$35,256	46.1%	$31,000	$1,682	$32,682	45.4%
CLO	5,712	—	5,712	7.5%	5,798	—	5,798	8.1%
Credit	39,234	1,734	40,968	53.6%	36,798	1,682	38,480	53.5%
RMBS	10,826	—	10,826	14.2%	10,619	—	10,619	14.8%
Mortgage loans	6,771	99	6,870	9.0%	6,145	95	6,240	8.7%
CMBS	2,114	—	2,114	2.8%	2,202	—	2,202	3.1%
Real estate held for investment	—	597	597	0.8%	—	542	542	0.8%
Real estate	19,711	696	20,407	26.8%	18,966	637	19,603	27.4%
ABS	4,387	—	4,387	5.8%	3,873	—	3,873	5.4%
Alternative investments	3,322	140	3,462	4.5%	3,297	128	3,425	4.8%
State, municipals, political subdivisions and foreign government	1,362	1,973	3,335	4.4%	1,387	1,936	3,323	4.6%
Equity securities	223	201	424	0.6%	199	185	384	0.5%
Unit linked assets	—	395	395	0.5%	—	363	363	0.5%
Short-term investments	108	—	108	0.1%	250	—	250	0.3%
U.S. government and agencies	30	27	57	0.1%	32	27	59	0.1%
Other investments	9,432	2,736	12,168	16.0%	9,038	2,639	11,677	16.2%
Cash and equivalents	1,513	331	1,844	2.4%	1,111	111	1,222	1.7%
Policy loans and other	674	218	892	1.2%	631	221	852	1.2%
Total invested assets	$70,564	$5,715	$76,279	100.0%	$66,544	$5,290	$71,834	100.0%

1 Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.

Alternative investments summary

	June 30, 2017		December 31, 2016
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
Credit funds	$776	22.3%	$834	24.3%
Private equity - MidCap	528	15.3%	524	15.3%
Private equity - A-A Mortgage	478	13.8%	417	12.2%
Private equity - other	490	14.2%	519	15.2%
Mortgage and real assets	506	14.6%	470	13.7%
Hedge funds	270	7.8%	311	9.1%
Public equities	246	7.1%	215	6.3%
Natural resources and other real assets	168	4.9%	135	3.9%
Alternative investments	$3,462	100.0%	$3,425	100.0%

1 Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Net investment earned rates by asset class

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
3.95%	3.85%	Corporate securities	3.98%	3.91%	3.91%	4.06%	3.79%
		Structured securities
5.71%	5.11%	RMBS	5.96%	5.45%	5.30%	5.21%	4.92%
5.05%	4.55%	CLO	5.10%	4.94%	4.96%	4.81%	4.73%
4.22%	8.36%	ABS	4.28%	4.15%	4.67%	4.16%	6.06%
4.09%	3.87%	CMBS	4.13%	4.03%	4.19%	3.79%	4.10%
5.12%	5.38%	Total structured securities	5.26%	4.95%	4.99%	4.79%	4.98%
7.05%	4.93%	State, municipal, political subdivisions and U.S. and foreign government	4.82%	9.35%	5.80%	3.57%	5.46%
5.86%	5.63%	Mortgage loans	5.92%	5.90%	6.26%	6.22%	5.82%
10.64%	3.48%	Alternative investments	13.11%	8.12%	14.82%	9.30%	7.11%
1.56%	0.85%	Other U.S. and Bermuda invested assets	1.58%	1.66%	1.26%	1.04%	1.29%
4.83%	4.35%	U.S. and Bermuda	4.96%	4.70%	4.98%	4.62%	4.44%
1.72%	1.60%	Germany	1.73%	1.74%	1.51%	1.94%	1.62%
4.60%	4.12%	Consolidated total	4.72%	4.48%	4.72%	4.40%	4.20%

Invested assets NAIC 1 & 2 designation by asset class

	June 30, 2017	December 31, 2016
Corporate securities	93.2%	92.4%
Structured securities
RMBS	97.4%	98.0%
CLO	90.0%	83.1%
ABS	95.7%	91.5%
CMBS	99.6%	97.7%
Total structured securities	95.4%	93.0%
State, municipal, political subdivisions and U.S. and foreign government	95.5%	96.5%
Germany fixed maturity securities[1]	93.0%	95.0%

1 NAIC 1 and 2 for Germany indicates the percentage of total AFS fixed maturities by applying NRSRO ratings to map to NAIC ratings.

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Financial Strength Ratings and RBC
Unaudited

Financial strength ratings

	A.M. Best	Standard & Poor's	Fitch
Athene Annuity & Life Assurance Company	A	A-	A-
Athene Annuity and Life Company	A	A-	A-
Athene Annuity & Life Assurance Company of New York	A	A-	A-
Athene Life Insurance Company of New York	A	Not Rated	Not Rated
Athene Life Re Ltd.	A	A-	A-

Credit ratings

	A.M. Best	Standard & Poor's	Fitch
Athene Holding Ltd.	bbb	BBB	BBB

Capital Metrics

	December 31,
	2016	2015
U.S. RBC - Athene Annuity & Life Assurance Company	478%	552%
BSCR - Athene Life Re Ltd.[1]	228%	323%
Athene Life Re Ltd. RBC[2]	529%	468%

1 Effective January 1, 2016, in connection with the implementation of its broader regulatory regime, the BMA integrated the economic balance sheet (EBS) framework into the determination of BSCR. The European Commission has granted the BMA's regulatory regime for reinsurance, group solvency calculation and group supervision full equivalence to Solvency II. Under the EBS framework, ALRe's assets are recorded at market value and its insurance reserves are determined by reference to nine prescribed scenarios, with the scenario resulting in the highest reserve balance being ultimately required to be selected. This ratio is not comparable to prior year end BSCR ratios given the change in the solvency regime; however, consistent with the previous regime the minimum required capital ratio to be considered solvent by the BMA is 100%.
2 ALRe RBC ratio, which is used in evaluating our capital position and the amount of capital needed to support our segment, is calculated by applying the NAIC RBC factors.

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to basic weighted average shares outstanding - Class A common shares to arrive at weighted average shares outstanding - operating diluted Class A common shares

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
92.4	50.0	Basic weighted average shares outstanding - Class A	106.3	78.2	58.3	49.8	50.0
96.7	136.0	Conversion of Class B shares to Class A shares	82.9	110.8	130.0	136.0	136.0
6.2	—	Conversion of Class M shares to Class A shares	6.2	6.2	5.5	—	—
0.5	0.1	Effect of other stock compensation plans	0.5	0.4	0.4	0.1	0.1
195.8	186.1	Weighted average shares outstanding - operating diluted Class A common shares	195.9	195.6	194.2	185.9	186.1

Summary of adjustments to Class A common shares outstanding to arrive at operating diluted Class A common shares outstanding

	2017		2016
	Q2	Q1	Q4	Q3	Q2
Class A common shares outstanding	119.3	101.3	77.0	50.2	50.2
Conversion of Class B shares to Class A shares	70.1	87.8	111.8	136.0	136.0
Conversion of Class M shares to Class A shares	6.4	6.8	6.8	7.2	—
Effect of other stock compensation plans	0.9	0.9	0.8	0.4	0.3
Operating diluted Class A common shares outstanding	196.7	196.8	196.4	193.8	186.5

Summary of adjustments to book value per share to arrive at book value per share, excluding AOCI

	2017		2016
	Q2	Q1	Q4	Q3	Q2
Book value per share	$42.20	$39.07	$35.66	$37.77	$34.57
AOCI	(5.40)	(3.47)	(1.91)	(4.94)	(3.07)
Effect of items convertible to or settled in Class A common shares	(0.08)	(0.61)	(0.70)	(1.29)	(0.10)
Book value per share, excluding AOCI	$36.72	$34.99	$33.05	$31.54	$31.40

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to net investment income to arrive at net investment earned rate

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
$1,607	$1,394	GAAP net investment income	$821	$786	$777	$743	$700
97	89	Reinsurance embedded derivative impacts	52	45	45	55	53
32	(30)	Net VIE earnings	21	11	44	(13)	(14)
(7)	(32)	Alternative income gain (loss)	6	(13)	(5)	(2)	—
(30)	(15)	Held for trading amortization	(15)	(15)	(14)	(6)	(15)
92	12	Total adjustments to arrive at net investment earnings	64	28	70	34	24
$1,699	$1,406	Total net investment earnings	$885	$814	$847	$777	$724

$1,601	$1,401	Retirement Services	$821	$780	$798	$754	$708
98	5	Corporate and Other	64	34	49	23	16
$1,699	$1,406	Total net investment earnings	$885	$814	$847	$777	$724

4.35%	4.08%	GAAP net investment income rate	4.38%	4.32%	4.33%	4.20%	4.06%
0.26%	0.26%	Reinsurance embedded derivative impacts	0.28%	0.25%	0.25%	0.31%	0.31%
0.09%	(0.09)%	Net VIE earnings	0.11%	0.06%	0.25%	(0.07)%	(0.08)%
(0.02)%	(0.09)%	Alternative income gain (loss)	0.03%	(0.07)%	(0.03)%	(0.01)%	—%
(0.08)%	(0.04)%	Held for trading amortization	(0.08)%	(0.08)%	(0.08)%	(0.03)%	(0.09)%
0.25%	0.04%	Total adjustments to arrive at net investment earned rate	0.34%	0.16%	0.39%	0.20%	0.14%
4.60%	4.12%	Consolidated net investment earned rate	4.72%	4.48%	4.72%	4.40%	4.20%

4.80%	4.58%	Retirement Services	4.85%	4.76%	4.93%	4.75%	4.58%
2.71%	0.16%	Corporate and Other	3.53%	1.88%	2.76%	1.26%	0.93%
4.60%	4.12%	Consolidated net investment earned rate	4.72%	4.48%	4.72%	4.40%	4.20%

$66,635	$61,168	Retirement Services average invested assets	$67,577	$65,576	$64,643	$63,641	$61,804
7,258	7,139	Corporate and Other average invested assets	7,345	7,123	7,074	7,089	7,177
$73,893	$68,307	Average invested assets	$74,922	$72,699	$71,717	$70,730	$68,981

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to interest sensitive contract benefits to arrive at cost of crediting on deferred annuities

Year-to-date			2017		2016
2017	2016		Q2	Q1	Q4	Q3	Q2
$1,245	$590	GAAP interest sensitive contract benefits	$553	$692	$215	$491	$335
(68)	(57)	Interest credited other than deferred annuities	(42)	(26)	(17)	(34)	(27)
294	275	FIA option costs	149	145	143	141	139
(34)	(24)	Product charges (strategy fees)	(17)	(17)	(15)	(14)	(13)
18	13	Reinsurance embedded derivative impacts	9	9	8	8	7
(933)	(343)	Change in fair values of embedded derivatives - FIAs	(399)	(534)	(66)	(326)	(206)
22	24	Negative VOBA amortization	10	12	12	12	15
(17)	19	Unit linked change in reserve	1	(18)	(14)	(20)	4
—	(1)	Other changes in interest sensitive contract liabilities	—	—	(2)	1	(1)
(718)	(94)	Total adjustments to arrive at cost of crediting on deferred annuities	(289)	(429)	49	(232)	(82)
$527	$496	Retirement Services cost of crediting on deferred annuities	$264	$263	$264	$259	$253

4.48%	2.34%	GAAP interest sensitive contract benefits	3.95%	5.02%	1.59%	3.72%	2.64%
(0.24)%	(0.23)%	Interest credited other than deferred annuities	(0.30)%	(0.19)%	(0.13)%	(0.26)%	(0.21)%
1.05%	1.10%	FIA option costs	1.07%	1.04%	1.05%	1.07%	1.08%
(0.12)%	(0.10)%	Product charges (strategy fees)	(0.12)%	(0.12)%	(0.11)%	(0.11)%	(0.10)%
0.06%	0.05%	Reinsurance embedded derivative impacts	0.06%	0.07%	0.06%	0.06%	0.06%
(3.35)%	(1.37)%	Change in fair values of embedded derivatives - FIAs	(2.85)%	(3.87)%	(0.49)%	(2.47)%	(1.62)%
0.08%	0.10%	Negative VOBA amortization	0.07%	0.09%	0.09%	0.09%	0.12%
(0.06)%	0.08%	Unit linked change in reserve	0.01%	(0.13)%	(0.10)%	(0.15)%	0.03%
—%	—%	Other changes in interest sensitive contract liabilities	—%	—%	(0.01)%	0.01%	(0.01)%
(2.58)%	(0.37)%	Total adjustments to arrive at cost of crediting on deferred annuities	(2.06)%	(3.11)%	0.36%	(1.76)%	(0.65)%
1.90%	1.97%	Retirement Services cost of crediting on deferred annuities	1.89%	1.91%	1.95%	1.96%	1.99%

$55,627	$50,297	Average account value on deferred annuities	$56,001	$55,154	$54,358	$52,739	$50,817

Athene Holding Ltd.
Financial Supplement - June 30, 2017
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to total investments, including related parties to arrive at invested assets

	June 30, 2017	December 31, 2016
Total investments, including related parties	$78,699	$72,433
Derivative assets	(1,808)	(1,370)
Cash and cash equivalents (including restricted cash)	3,583	2,502
Accrued investment income	566	554
Payables for collateral on derivatives	(1,860)	(1,383)
Reinsurance funds withheld and modified coinsurance	(444)	(414)
VIE assets, liabilities and noncontrolling interest	949	886
AFS unrealized (gain) loss	(2,335)	(1,030)
Ceded policy loans	(332)	(344)
Net investment receivables (payables)	(739)	—
Total adjustments to arrive at invested assets	(2,420)	(599)
Total invested assets	$76,279	$71,834

Summary of adjustments to investment funds, including related parties and VIEs to arrive at alternative investments

	June 30, 2017	December 31, 2016
Investment funds, including related parties and VIEs	$2,552	$2,460
CLO equities included in trading securities	221	260
Investment funds within funds withheld at interest	308	329
Royalties, other assets included in other investments and other assets	91	81
Net assets of the VIE, excluding investment funds	290	295
Total adjustments to arrive at alternative investments	910	965
Alternative investments	$3,462	$3,425

Summary of adjustments to total liabilities to arrive at reserve liabilities

	June 30, 2017	December 31, 2016
Total liabilities	$85,310	$79,840
Derivative liabilities	(63)	(40)
Payables for collateral on derivatives	(1,860)	(1,383)
Funds withheld liability	(391)	(380)
Other liabilities	(1,374)	(688)
Liabilities of consolidated VIEs	(45)	(34)
Reinsurance ceded receivables	(5,958)	(6,001)
Policy loans ceded	(332)	(344)
Other	3	4
Total adjustments to arrive at reserve liabilities	(10,020)	(8,866)
Total reserve liabilities	$75,290	$70,974